UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT PURSUANT

TO SECTION 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported): February 13, 2006

ENTERPRISE PRODUCTS PARTNERS L.P.
(Exact Name of Registrant as Specified in Its Charter)

Delaware	1-14323	76-0568219
(State or Other Jurisdiction of Incorporation or Organization)	(Commission File Number)	(I.R.S. Employer Identification No.)

2727 North Loop West, Houston, Texas	77008
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s Telephone Number, including Area Code: (713) 880-6500

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02. Departure of Directors or Principal Officers; Election of Directors;

Appointment of Principal Officers.

On February 14, 2006, Dr. Ralph S. Cunningham, Michael A. Creel, Richard H. Bachmann, W. Randall Fowler and Stephen L. Baum were elected as directors of Enterprise Products GP, LLC (“Enterprise Products GP”), the general partner of Enterprise Products Partners L.P. (the “Company”). In addition, O.S. Andras, W. Matt Ralls and Richard S. Snell resigned from the board of directors of Enterprise Products GP effective February 14, 2006. There were no disagreements between Messrs. Andras, Ralls, Snell and the Company on any matter relating to the Company’s operations, policies or practices which resulted in their resignation. Following such resignations, Mr. Andras and Mr. Ralls were appointed directors of the general partner of Enterprise GP Holdings L.P., which owns a 100% membership interest in Enterprise Products GP. Mr. Snell was elected a director of the general partner of TEPPCO Partners L.P. (“TEPPCO,” a publicly traded partnership affiliated with Dan L. Duncan) in January 2006. A copy of the press release announcing the reorganization of Enterprise Products GP’s board of directors is attached as Exhibit 99.1 to this Current Report on Form 8-K.

Following the reorganization of its board of directors, the directors of Enterprise Products GP are as follows:

Name	Position with Enterprise Products GP
Dan L. Duncan	Director and Chairman
Robert G. Phillips	Director, President and Chief Executive Officer
Dr. Ralph S. Cunningham	Director, Group Executive Vice President and Chief Operating Officer
Michael A. Creel	Director, Executive Vice President and Chief Financial Officer
Richard H. Bachmann	Director, Executive Vice President, Chief Legal Officer and Secretary
W. Randall Fowler	Director, Senior Vice President and Treasurer
E. William Barnett (1,2,4)	Independent Director
Philip C. Jackson, Jr. (1,2,3)	Independent Director
Stephen L. Baum (1,2)	Independent Director

(1) Member of Audit and Conflicts Committee (2) Member of Governance Committee (3) Chairman of Audit and Conflicts Committee (4) Chairman of Governance Committee

The newly elected inside directors – Messrs. Cunningham, Creel, Bachmann and Fowler – are current employees of EPCO, Inc. (“EPCO”) and executive officers of Enterprise Products GP. In accordance with an administrative services agreement between the Company and EPCO, the Company will be allocated a portion of the compensation paid to these individuals for their service as executive officers. No compensation will be paid to these individuals for their service as directors.

The Board of Directors of Enterprise Products GP has determined that Mr. Baum meets the director independence requirements under the applicable rules and regulations of the Securities and Exchange Commission and under the New York Stock Exchange’s Audit Committee Additional Requirements. Mr. Baum’s compensation will be paid by Enterprise Products GP in accordance with its standard compensation arrangement for outside directors.

As a result of the foregoing changes, the Board of Directors of Enterprise Products GP has only three independent directors (Messrs. Barnett, Jackson and Baum) and therefore no longer has a majority of independent directors. Because the Company is a limited partnership and meets the definition of a “controlled company” under the listing standards of the NYSE, the Company is not required to comply with certain requirements of the NYSE. Accordingly, the Company has elected to not comply with Section 303A.01 of the NYSE Listed Company Manual, which would require that the Board of Directors of Enterprise Products GP be comprised of a majority of independent directors.

The following is a brief summary of the qualifications of the newly-elected directors:

Dr. Ralph S. Cunningham was elected Group Executive Vice President and Chief Operating Officer of Enterprise Products GP in December 2005 and of EPE Holdings, LLC (“EPE Holdings,” the general partner of Enterprise GP Holdings L.P.) in February 2006. Dr. Cunningham previously served as a director of Enterprise Products GP from 1998 until March 2005 and served as Chairman and a director of Texas Eastern Products Pipeline Company, LLC (“TEPPCO GP,” the general partner of TEPPCO) from March 2005 until November 2005. He retired in 1997 from CITGO Petroleum Corporation, where he had served as President and Chief Executive Officer since 1995. He serves as a director of Tetra Technologies, Inc. (a publicly traded energy services and chemical company), EnCana Corporation (a Canadian publicly traded independent oil and natural gas company) and Agrium, Inc. (a Canadian publicly traded agricultural chemicals company) and was a Director of EPCO from 1987 to 1997.

Michael A. Creel was elected Executive Vice President of Enterprise Products GP and EPCO in January 2001, having served as a Senior Vice President of Enterprise Products GP and EPCO since November 1999. Mr. Creel, a certified public accountant, served as Chief Financial Officer of EPCO from June 2000 through April 2005 and was named Chief Operating Officer of EPCO in April 2005. In June 2000, Mr. Creel was named Chief Financial Officer of Enterprise Products GP. Mr. Creel has served as a director of the general partner of Enterprise Products Operating L.P. (the “Operating Partnership”) since December 2003, and has served as President, Chief Executive Officer and a director of EPE Holdings since August 2005. In addition, Mr. Creel was elected a director of Edge Petroleum Corporation (a publicly traded oil and natural gas exploration and production company) in October 2005 and TEPPCO GP in February 2006.

Richard H. Bachmann was elected Executive Vice President, Chief Legal Officer and Secretary of Enterprise Products GP and EPCO in January 1999. Mr. Bachmann previously served as a director of Enterprise Products GP from June 2000 to January 2004. Mr. Bachmann has served as a director of the general partner of the Operating Partnership since December 2003, and has served as Executive Vice President, Chief Legal Officer and Secretary of EPE Holdings since August 2005. Mr. Bachmann was elected a director of EPCO in January 1999 and EPE Holdings and TEPPCO GP in February 2006 and continues to serve in such capacities.

W. Randall Fowler was elected Senior Vice President and Treasurer of Enterprise Products GP in February 2005. Mr. Fowler, a certified public accountant (inactive), joined the Company as Director of Investor Relations in January 1999 and served as Treasurer and a Vice President of Enterprise Products GP and EPCO from August 2000 to February 2005. Mr. Fowler has served as Senior Vice President and Chief Financial Officer of EPE Holdings since August 2005 and Chief Financial Officer of EPCO since April 2005. Mr. Fowler was elected a director of EPE Holdings and TEPPCO GP in February 2006.

Stephen L. Baum served as Chairman, Chief Executive Officer and a Director of Sempra Energy from September 2000 until his retirement in January 2006. He served as Vice Chairman and Chief Operating Officer of Sempra Energy from June 1998 to June 2000. Mr. Baum was President and Chief Executive Officer of Enova Corp., the parent company of San Diego Gas & Electric (“SDG&E”) from 1996 to 1997, and was an Executive Vice President of SDG&E from 1993 to 1996. Prior to joining SDG&E in 1985, he was Senior Vice President and General Counsel of the New York Power Authority from 1982 to 1985. Mr. Baum has served as a Director of Computer Sciences Corp. (a publicly traded information technology company) since 1999 and serves as Chairman of its Audit Committee. Mr. Baum will serve on the Audit and Conflicts Committee and the Governance Committee of Enterprise Products GP.

Item 5.03. Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.

On February 13, 2006, Enterprise GP Holdings L.P., as the sole member of Enterprise Products GP, amended and restated the Limited Liability Company (“LLC”) Agreement of Enterprise Products GP (the “prior LLC agreement”) by executing the Fourth Amended and Restated Limited Liability Company Agreement of Enterprise Products (the “amended LLC agreement”) A copy of the Fourth Amended and Restated Limited Liability Company Agreement of Enterprise Products GP dated as of February 13, 2006 is filed as Exhibit 3.1 to this Current Report on Form 8-K and is hereby incorporated by reference. Capitalized terms used in this Item 5.03 without definition are used as defined in the amended LLC agreement.

Section 6.02(a) of the amended LLC Agreement was amended to provide that at least three directors (instead of a majority of directors) must be Independent Directors. The definition of “Special Independent Director” was eliminated as no longer necessary, and the definition of Independent Director in the amended LLC agreement was amended to be identical to the definition of “Special Independent Director” in the prior LLC agreement.

A number of other conforming changes were made in the amended LLC agreement for the purpose of providing consistency with the above changes.

Item 9.01. Financial Statements and Exhibits.

(a) Financial Statements of Businesses Acquired.

Not applicable.

(b) Pro Forma Financial Information.

Not applicable.

(c) Shell Company Transactions.

Not applicable.

(d) Exhibits.

Exhibit Number	Exhibit*
3.1	Fourth Amended and Restated Limited Liability Company Agreement of Enterprise Products GP, LLC dated as of February 13, 2006.
99.1

Joint press release dated February 14, 2006 of Enterprise Products Partners L.P., TEPPCO Partners, L.P. and Enterprise GP Holdings L.P. announcing the reorganization of the boards of directors of their respective general partners.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ENTERPRISE PRODUCTS PARTNERS L.P.

By:	Enterprise Products GP, LLC, as general partner

Date: February 16, 2006	By: ___/s/ Michael J. Knesek________________
Michael J. Knesek
Senior Vice President, Controller
and Principal Accounting Officer
of Enterprise Products GP, LLC